Exhibit E-1

               Stora Enso Organization Chart As of January 1, 2000

                         (excluding minority interests)

Stora Enso Oyj
         I
         I--------I
                  I--------Sixteen Magazine Paper Companies
                  I        Owned Directly or Indirectly
                  I
                  I--------Fifteen Newsprint Companies
                  I        Owned Directly or Indirectly
                  I
                  I--------Twenty Three Fine Paper Companies
                  I        Owned Directly or Indirectly
                  I
                  I--------Forty Three Packaging Boards Companies
                  I        Owned Directly or Indirectly
                  I
                  I--------Forty Six Sawn Products Companies
                  I        Owned Directly or Indirectly
                  I
                  I--------Twenty One Merchants Companies
                  I        Owned Indirectly
                  I
                  I--------Twenty Market Pulp Companies
                  I        Owned Directly or Indirectly
                  I
                  I--------Twenty Seven Forest Companies
                  I        Owned Directly or Indirectly
                  I
                  I--------Thirteen Energy Companies
                  I        Owned Directly or Indirectly(1)
                  I
                  I--------Forty Seven Sales Companies
                  I        Owned Directly or Indirectly
                  I
                  I--------Thirteen Group Treasury Companies
                  I        Owned Directly or Indirectly
                  I
                  I--------Ten Transport and Distribution Companies
                  I        Owned Directly or Indirectly
                  I
                  I--------Stora Enso Acquisition, Inc.

- Stora Enso has approximately 100 additional foreign companies used as holding companies, development companies and for other Purposes.


--------------------
1 All Energy Subsidiaries of Stora Enso will be sold to Fortum, a Finnish Energy group, pursuant to the definitive agreement signed on April 17, 2000. Stora Enso and Fortum intend to finalize the sale in the first half of 2000 after receiving necessary approvals from the competition authorities in Finland and Sweden.

                                                                     Exhibit E-2

       Consolidated Papers, Inc. Organization Chart As of January 1, 2000

                         (excluding minority interests)



Consolidated Papers, Inc.
                I
                I----I
                     I---------LSPI Paper Corporation
                     I
                     I---------Superior Recycled Fiber Corporation
                     I
                     I---------Consolidated Water Power Company
                     I
                     I---------Consolidated Papers International Leasing, L.L.C.
                     I
                     I---------Newaygo Forest Products, Ltd.
                     I
                     I---------Consolidated Papers Foreign Sales Corporation
                     I
                     I---------Condepco, Inc.
                     I
                     I---------Consolidated Papers (Canada), Inc.

                                                                     Exhibit E-3

              Combined Company Organization Chart After Transaction

                         (excluding minority interests)

Stora Enso Oyj
         I
         I--------I
                  I--------Sixteen Magazine Paper Companies
                  I        Owned Directly or Indirectly
                  I
                  I--------Fifteen Newsprint Companies
                  I        Owned Directly or Indirectly
                  I
                  I--------Twenty Three Fine Paper Companies
                  I        Owned Directly or Indirectly
                  I
                  I--------Forty Three Packaging Boards Companies
                  I        Owned Directly or Indirectly
                  I
                  I--------Forty Six Sawn Products Companies
                  I        Owned Directly or Indirectly
                  I
                  I--------Twenty One Merchants Companies
                  I        Owned Indirectly
                  I
                  I--------Twenty Market Pulp Companies
                  I        Owned Directly or Indirectly
                  I
                  I--------Twenty Seven Forest Companies
                  I        Owned Directly or Indirectly
                  I
                  I--------Thirteen Energy Companies
                  I        Owned Directly or Indirectly(2)
                  I
                  I--------Forty Seven Sales Companies
                  I        Owned Directly or Indirectly
                  I
                  I--------Thirteen Group Treasury Companies
                  I        Owned Directly or Indirectly
                  I
                  I--------Ten Transport and Distribution Companies
                  I        Owned Directly or Indirectly
                  I
                  I--------Stora Enso Consolidated Papers, Inc.
                           I
                           I---------LSPI Paper Corporation
                           I
                           I---------Superior Recycled Fiber Corporation
                           I
                           I---------Consolidated Water Power Company
                           I
                           I---------Consolidated Papers International
                                     Leasing, L.L.C.
                           I
                           I---------Newaygo Forest Products, Ltd.
                           I
                           I---------Consolidated Papers Foreign
                                     Sales Corporation
                           I
                           I---------Condepco, Inc.
                           I
                           I---------Consolidated Papers (Canada), Inc.



- Stora Enso Oyj has approximately 100 additional foreign companies used as holding companies, development companies and for other purposes.


--------------------
2 All Energy Subsidiaries of Stora Enso will be sold to Fortum, a Finnish Energy group, pursuant to the definitive agreement signed between Stora Enso and Fortum on April 17, 2000. Stora Enso and Fortum intend to finalize the sale in the first half of 2000 after receiving necessary approvals from the competition authorities in Finland and Sweden.